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                                                                   Exhibit 10.25

                                AMENDMENT NO. 16
                             TO EMPLOYMENT AGREEMENT

          AGREEMENT dated as of May 18, 2004 between Kevin J. McNamara ("Employee") and Chemed Corporation (the "Company").

          WHEREAS, Employee and the Company have entered into an Employment Agreement dated as of May 2, 1988 and amended May 15, 1989, May 21, 1990, May 20, 1991, May 18, 1992, May 17, 1993, May 16, 1994, May 15, 1995, May 20, 1996,
May 19, 1997, May 18, 1998, May 17, 1999, May 15, 2000, May 21, 2001, January 1,
2002 and August 7, 2002 ("Employment Agreement"); and

          WHEREAS, Employee and the Company desire to further amend the Employment Agreement in certain respects.

          NOW, THEREFORE, Employee and the Company mutually agree that the Employment Agreement shall be amended, effective as of May 18, 2004, as follows:

          A. The date, amended as of August 7, 2002, set forth in Section 1.2 of the Employment Agreement, is hereby deleted and the date of May 3, 2008 is hereby substituted therefore.

          B.   The base salary amount set forth in the first sentence of Section
               2.1 of the Employment Agreement is hereby deleted and the base salary amount of $417,600 per annum is hereby substituted.

          C. The amount of unrestricted stock award recognized in lieu of incentive compensation in 2003 is $296,170.

          Except as specifically amended in this Amendment No. 16 to Employment Agreement, the Employment Agreement, as amended, shall continue in full force and
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effect in accordance with its terms, conditions and provisions.

          IN WITNESS WHEREOF, the parties have duly executed this amendatory agreement as of the date first above written.

                                        EMPLOYEE


                                        /s/ Kevin J. McNamara
                                        ----------------------------------------
                                        Kevin J. McNamara


                                        CHEMED CORPORATION


                                        /s/ Edward L. Hutton
                                        ----------------------------------------
                                        Edward L. Hutton
                                        Chairman of the Board